                                                                 EXHIBIT 10.6

                            CAL-SORRENTO, LTD [LOGO]

                        STANDARD INDUSTRIAL LEASE-GROSS

1. PARTIES. This Lease, dated, for reference purposes only, April 19, 1995, is made by and between CAL-SORRENTO, LTD. (herein called "Lessor") and ASTROTERRA CORPORATION (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California, commonly known as Suites "V", IIG, D, J and a shower room at 11526 Sorrento Valley Road and described as approximately 3,305 sq. ft. of office space situated on the second floor of the two-story office building located at 11526 Sorrento Valley Road, San Diego CA 92121. Said real property including the land and all improvements therein, is herein called "the Premises".

3. TERM.

     3.1 TERM. The term of this Lease shall be for One (1) year commencing on May 1, 1995 and ending on April 30, 1996 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $1,900.00, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $1,900.00 as rent for May '95 ($325.00 of said rent shall be considered reimbursement for gas & electrical service). Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or to such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $-0-as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

     6.1 USE. The Premises shall be used and occupied only for office use or any other use which is reasonably comparable and for no other purpose.

     6.2 COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

          (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises, Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES.

          (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air-conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.39(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto, Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6, 7.2, and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2 LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 6, 7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises.

           (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations, in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's lines and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE -- LESSOR. Lessee shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $500,000 per occurrence.

     8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agent or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same in inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act of neglect of any other tenant, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair, is less than 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

          (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

     (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

     9.2 PARTIAL DAMAGE -- INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

     9.3 PARTIAL DAMAGE -- UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5 DAMAGE NEAR END OF TERM.

          (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     10.4 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included with in the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all telephone, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.  DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a)  The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance with such 30-day period and thereafter diligently the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee with ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by an building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereof. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  HAZARDOUS MATERIALS.

15.1 Without [Landlord]'s prior written consent, [Tenant] shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the [Premises] by [Tenant], its agents, employees, contractors or invitees, except for small quantities of such Hazardous Material incidental to [Tenant]'s business.

15.2 Any Hazardous material permitted on the [Premises] as provided in Section .02., and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to this Hazardous Material.

15.3 [Tenant] shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system or any body of water, if that material (as is reasonably determined by the [Landlord] or any governmental authority] does or may pollute or contaminate the same or may adversely affect (a) the health, welfare or safety of persons, whether located on the [Premises] or elsewhere, or (b) the condition, use or enjoyment of the building or any other real or personal property and which would result in a violation of applicable environmental laws.

15.4 At the commencement of each [Lease Year], [Tenant] shall disclose to [Landlord] the names and approximate amounts of all Hazardous Material that [Tenant] intends to store, use or dispose of on the [Premises] in the coming [Lease Year]. In addition, at the commencement of each [Lease Year] (beginning with the second [Lease Year], [Tenant] shall disclose to [Landlord] the names and amounts of all Hazardous Material that to [Tenant]'s knowledge were actually used, stored or disposed of on the [Premises], if those materials were not previously identified to [Landlord] at the commencement of the previous [Lease Years].

15.5 As used herein, the term "Hazardous Material" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any oil, petroleum products and their by-products, other than those used in automotive or recreational activity, boats or motorcycles which are stored on the [Demised Premises] in accordance with all applicable laws and minor leakage and spills which are, upon written request of [Landlord], promptly cleaned up; and (d) any substance that is or becomes regulated by any federal, state or local governmental authority.

15.6 [Tenant] hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal of hazardous material kept on the [Premises] by the [Tenant], and the [Tenant] shall give immediate notice to the [Landlord] of any violation or potential violation of the provisions of Section .02. [Tenant] shall defend, indemnify and hold harmless [Landlord] and its agents from and against all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses (including without limitation, attorneys' and consultants' fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, release or threatened release of an such Hazardous Material that is on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise;
(b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to that Hazardous Material; (c) any lawsuit brought or threatened, settlement reached or government order relating to that Hazardous Material; or (d) any violation of any laws applicable thereto. The provisions of this Section .06 shall be in addition to any other obligations and liabilities [Tenant] may have to [Landlord] at law or in equity and shall survive the transactions contemplated herein and shall survive the termination of this [Lease].

COMPLIANCE WITH LAW. [Tenant] shall, during the [Term] of this lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may be applicable to the [Premises] or to the use, manner of use or occupancy thereof, whether or not the same shall interfere with the use or occupancy of the [Premises]. [Tenant] shall give prompt notice to [Landlord] of any notice it receives of the violation of any law or requirement of any public authority with respect to the [Premises] or use or occupation thereof. [Tenant] shall also comply with all rules and regulations attached hereto as Exhibit _____ and as may be subsequently applied by [Landlord] to all [Tenant]s of the [Building].

INDEMNIFICATION. [Tenant] hereby agrees to indemnify and hold [Landlord] and [Landlord]'s agents and employees harmless from any and all claims, damages, liabilities or expenses arising out of (a) [Tenant]'s use of the [Premises] or the [Shopping Center], (b) any and all claims arising from any breach or default in the performance of any obligation of [Tenant] and/or (c) any act, omission or negligence of [Tenant], its agents or employees. [Tenant] agrees to produce and keep in force during the term hereof a contractual liability endorsement to its public liability policy, specifically endorsed to cover the indemnity provision of this section. [Tenant] further releases [Landlord] and [Landlord]'s agents and employees from liability for any damages sustained by [Tenant] or any other person claiming by, through or under [Tenant] due to the [Premises], the [Shopping Center], or any part thereof or any appurtenances thereto becoming out of repair, or due to the happening of any accident including, but not limited to, any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system plumbing, heating and air conditioning apparatus and from any acts or omissions of co-tenants or other occupants of the [Shopping Center]. [Landlord] and [Landlord]'s agents and employees shall not be liable for any damage to or loss of [Tenant]'s personal property, inventory, fixtures or improvements, from any cause whatsoever except the affirmative acts of proven gross negligence of [Landlord], and then only to the extent not covered by insurance required to be obtained by [Tenant] in accordance with Section ____ hereof.

17. ESTOPPEL CERTIFICATE.

          a. Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          b. At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breech of this Lease or shall be conclusive upon Lessee (i) that this lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one months' rent has been paid in advance or such failure may be considered by Lessor as a default under this Lease.

          c. If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

18. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 16, in any such event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

19. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

20. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor any amounts upon which late charges are paid by Lessee.

21. TIME OF ESSENCE. Time is of the essence.

22. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

23. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 16 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the terms of this Lease except as otherwise specifically stated in this Lease.

24. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

25. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessees consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

27. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

28. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

30. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 18, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

31.  SUBORDINATION.

          a. This Lease, at Lessors option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereinafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay rent and observe and perform all of the provisions of this Lease, unless this lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          b. Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessors option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 31(b).

32. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

33. LESSOR'S ACCESS. Lessor and Lessors agents shall have the right to enter the Premises at reasonable time for the purposes of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

34. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

35. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and useful for rent or sublet signs thereon.

36. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

37. CONSENTS. Except for Paragraph 34 hereof, wherever in the Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

38. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

39. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represents and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

40.  OPTIONS.

     40.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right to or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     40.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 12.2 of this lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     40.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     40.4 EFFECT OR DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to Paragraphs 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity or Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under Paragraph 13.1(b), where a late charge becomes payable under Paragraph 13.4 for each of such defaults, or Paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

          (b) The period of the time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 40.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the terms of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph 13.1(c) within 30 days after the date that Lessor gives notice to lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in Paragraphs 19.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under Paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

41. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

42. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

43. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recording of Parcel Maps and restrictions so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

44. PERFORMANCE UNDER PROTEST. If at any time dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

45. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

46. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

47. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 1 through 2 which constitutes a part of this Lease.

1. OPTION TO RENEW: Lessee shall have the right to renew the Lease for one additional one (1) year period with the monthly rent to be increased to $2,000.00.

2. FIRST RIGHT OF REFUSAL: In the event any space located on the second floor of the subject building becomes available for lease during the term of this Lease, or any extension thereof, Lessee shall have 10 days from the date of Lessor's written notice of space availability to exercise Lessee's First Right of Refusal to Lease said space.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE NAMES


Executed at San Diego, California                               CAL-SORRENTO, LTD.
            --------------------------------------     --------------------------------------
on          April 25, 1995                             By /s/ STEVEN C. HIGGINS
   -----------------------------------------------        -----------------------------------
                                                           Steven C. Higgins
Address 10951 Sorrento Valley Road                     By
        Suite II-H                                        -----------------------------------
        San Diego CA 92121                                      "LESSOR" (Corporate Seal)
        ------------------------------------------
Executed at San Diego, CA 92121
        ------------------------------------------              ASTROTERRA CORPORATION
On          May 1, 1995
   -----------------------------------------------
Address 11526 Sorrento Valley Rd.  Suite V             By /s/ ERIC KOREVAAR
        ------------------------------------------        -----------------------------------
        San Diego, CA 92121                                   Eric Korevaar, President
        ------------------------------------------        -----------------------------------
                                                                "LESSEE" (CORPORATE SEAL)

                          FIRST MODIFICATION OF LEASE
                              DATED APRIL 19, 1995
                                 BY AND BETWEEN
                    CAL-SORRENTO, LTD. AND ASTROTERRA CORP.


                   Said Lease is hereby modified as follows:


1. Effective September 1, 1995 the Leased premises shall include the approximate 2,450 sq.ft. office area known as Suite C, 11526 Sorrento Valley Rd., San Diego.

2.   Lessee accepts Suite C in "as is" condition.

3. Effective September 1, 1995, and continuing monthly throughout the Lease term, the monthly rent shall be increased by $1,400.00, resulting in a total monthly rent due of $3,300.00.

4. During the term of this Lease, or any extensions thereof, Lessee shall have the right to eliminate Suite C, (2,450 sq.ft.), and/or Suite D, (484 sq.ft.), from the Leased premises. In the event Lessee elects to vacate said space the monthly rent due for the balance of occupied office space shall be reduced at a rate of $0.57 per sq.ft. of vacated space. Lessee must notify Lessor in writing at least thirty (30) days prior to vacating any office space.

All other terms and conditions of said Lease shall remain the same.


          CAL-SORRENTO, LTD.                   ASTROTERRA CORPORATION


By: /s/ [Signature Illegible]           By: /s/ ERIC KOREVAAR
    -------------------------------         -------------------------------

Date:            8/31/95                Date:            9/1/95
      -----------------------------           -----------------------------

                              SECOND MODIFICATION
                         OF LEASE DATED APRIL 19, 1995
                       BY AND BETWEEN CAL-SORRENTO, LTD.
                              AND ASTROTERRA CORP.

Said Lease is hereby modified as follows:

1. Effective November 1, 1995 Suite "J", (470 sq. ft.) shall be deleted from the leased premises resulting in a revised monthly rent due of $3,030.00.

2.   Lessor agrees to install new VCT flooring in 2 offices within Suite "C".

3. Lessee shall waive the right to eliminate Suite "C" from the total leased premises.

All other terms and conditions of said Lease shall remain the same.

Dated this 10th day of October, 1995.

CAL-SORRENTO, LTD.                         ASTROTERRA COR.

BY:  /s/ [Signature Illegible]             BY:    /s/ ERIC KOREVAAR
    ----------------------------               ----------------------------

                          THIRD MODIFICATION OF LEASE
                              DATED APRIL 19, 1995
                                 BY AND BETWEEN
                 CAL-SORRENTO, LTD. AND ASTROTERRA CORPORATION

Said Lease is hereby modified as follows:

1. Effective April 1, 1996, Suite "A-II" (604 sq.ft.) shall be added to the leased premises resulting in a total of 5,915 sq.ft. of office space.

2.   Lessee accepts Suite "A-II" in "as is" condition.

3.   The Lease term shall be extended to April 30, 1997.

4. Effective April, 1, 1996 and continuing monthly throughout the Lease term the monthly rent shall be $3,490.00.

5. Lessee shall have the right to extend this Lease for three(3) additional one(1) year periods. The monthly rent for each one year option period shall be increased $100.00. Lessee must notify Lessor in writing at least sixty(60) days prior to the Lease termination date in order to exercise said renewal option.

All other terms and conditions of the Lease shall remain the same.

CAL-SORRENTO, LTD.                 ASTROTERRA CORPORATION

BY: /s/ [Signature Illegible]      BY: /s/ ERIC KOREVAAR
   --------------------------         --------------------------

DATE: 3/27/96                      DATE: 3/2/96

                          FOURTH MODIFICATION OF LEASE
                              DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR,
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE.

Said Lease is hereby modified as follows:

1. Effective February 1, 1997, Suite "K" (approximately 306 sq. ft.) and Suite "H-II" (approximately 1,048 sq. ft., part of old Semenza) shall be added to the leased premises resulting in a total of 7,269 sq. ft. of office space. Listed below is the rent schedule as follows:

          Suite "K"    -   306sq.ft.    @$  150.00/mo.
          Suite "H-II" - 1,048sq.ft.    @$  640.00/mo.
          Suite "C"    - 2,450sq.ft.    @$1,420.00/mo.
          Suite "D"    -   620sq.ft.    @$  400.00/mo.
          Suite "V"    - 1,221sq.ft.    @$  610.00/mo.
          Suite "A-II" -   604sq.ft.    @$  460.00/mo.
          Suite "II-G" - 1,020sq.ft.    @$  600.00/mo.
                         -----------    -------------
          TOTAL          7,269sq.ft. =   $4,280.00/mo.

2. Effective February 1, 1997 and continuing monthly throughout the Lease term the monthly rent shall be $4,280.00

3.   The Lease term shall be extended to April 30, 1997.

All other terms and conditions of said Lease shall remain the same.


CAL-SORRENTO, LTD.                      ASTROTERRA CORPORATION

BY: /s/ [Signature Illegible]           BY: /s/ ERIC KOREVAAR
   ----------------------------            -----------------------------

DATE: 2/6/97                            DATE: 2/10/97
     --------------------------              ---------------------------

                          FIFTH MODIFICATION OF LEASE
                        DATED APRIL 19, 1995, ALONG WITH
                 FIRST, SECOND, THIRD, AND FOURTH MODIFICATIONS
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE.

Said Lease is hereby modified as follows:

1. Effective May 1, 1997 and continuing monthly throughout the Lease term, the monthly rent shall be $4,380.00. This increase* shall cover the first of the three, one year options as stated in the Third Modification of Lease #5. The monthly rent for the remaining two, one year options shall be increased 3% each year commencing May 1, 1998.

2. The Lease term shall be extended to April 30, 1998. This lease extension covers the following:

          Suite "K"    -    306sq.ft. @ $  150.00
          Suite "H-II" - 1,048sq.ft.  @ $  640.00
*         Suite "C"    - 2,450sq.ft.  @ $1,440.00
*         Suite "D"    -   620sq.ft.  @ $  420.00
*         Suite "V"    - 1,221sq.ft.  @ $  630.00
*         Suite "A-II" -   604sq.ft.  @ $  480.00
*         Suite "II-G" - 1,020sq.ft.  @ $  620.00
          ---------------------------------------
          TOTAL          7,269sq.ft.  = $4,380.00

All other terms and conditions of said Lease shall remain the same.

CAL-SORRENTO, LTD.                      ASTROTERRA CORPORATION


BY: /s/ [Signature Illegible]           BY: /s/ ERIC KOREVAAR
   ----------------------------            -----------------------------

DATE: 2/6/97                            DATE: 2/10/97
     --------------------------              ---------------------------

                SIXTH MODIFICATION OF LEASE DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE

Said Lease is hereby modified as follows:

1.   Pursuant to Addendum #1 the Lease term is extended to April 30, 1999.

2. Commencing May 1, 1998, and continuing monthly throughout the Lease term the monthly rent shall be $4,512.00 (3% increase).

3. Lessee shall have the right to extend the Lease term for two (2) additional one (1) year periods with the monthly rent for each period to be increased 4% over the preceding year's base rent.

All other terms and conditions of said Lease shall remain the same.

CAL-SORRENTO, LTD.                 ASTROTERRA CORPORATION

BY: /s/ [Signature Illegible]      BY: /s/ ERIC KOREVAAR, President
    -------------------------          --------------------------------

DATE:  4/22/98                     DATE:  4/27/98
      -----------------------            ------------------------------

                SEVENTH MODIFICATION OF LEASE DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE

Effective July 1, 1998 said Lease is hereby modified as follows:

1. The leased premises shall include Suite "E", approximately 1,100 sq.ft. of office space situated on the second floor of the two-story building located at 11526 Sorrento Valley Road.

2. Except for one office, (Northeast corner) suite A-II shall be deleted from the Leased premises.

3. Commencing July 1, 1998 the monthly rent shall be $4,867.60 which represents an additional $850.00 per month as rent for Suite "E", and a deletion of $494.40 as rent for Suite A-II.

All other terms and conditions of said Lease shall remain the same.

CAL-SORRENTO, LTD.                 ASTROTERRA CORPORATION

BY: /s/ [Signature Illegible]      BY: /s/ ERIC KOREVAAR
    -------------------------          ----------------------------

DATE:  7/6/98                      DATE:  7/15/98
      -----------------------            --------------------------

                NINTH MODIFICATION OF LEASE DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE

Said Lease is hereby modified as follows:

1.   The Lease term is extended to April 30, 2002.

2. During the term of this Lease, or any extensions thereof, Lessee shall have the right to terminate said Lease, without penalty, by providing Lessor with at least 120 days prior written notice.

3. Lessee shall have the right to extend the Lease term for one (1) additional two (2) year period by providing Lessor with at least sixty
     (60) days prior written notice. The monthly rent for said two (2) year period shall be $11,572.00 (10% increase).

4. Commencing May 1, 1999, and continuing monthly throughout the Lease term the monthly rent shall be $10,522.00. Said total rent shall be designated as follows:

          SUITE "B"          $ 3,848.00
          SUITE "K"              160.68
          SUITE "E"              884.00
          SUITE "C"            1,542.53
          SUITE "H-II"           685.57
          SUITE "F"            1,612.00
          SUITE "D"              449.86
          SUITE "V"              674.73
          SUITE "II-G"           664.63
                             ----------
                  TOTAL =    $10,552.00 (Does not include Suite "O" warehouse
                                         space at $2,400.00)

All other terms and conditions of said Lease shall remain the same.

CAL-SORRENTO, LTD.                 ASTROTERRA CORPORATION

BY: /s/ [Signature Illegible]      BY:
    -------------------------          ----------------------------

DATE:  4/28/99                     DATE:
      -----------------------            --------------------------

                TENTH MODIFICATION OF LEASE DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE


Said Lease is hereby modified as follows:

1. Effective November 1, 1999, and continuing monthly throughout the Lease Term (April 30, 2002), the leased premises shall include Suite "J", consisting of approximately 470 sq. ft. of office space. Lessee agrees to accept Suite "J" in "as is" condition.

2. Commencing November 1, 1999, the total monthly rent shall be $10,872.00 ($350.00 additional monthly rent for Suite "J".) Said total rent shall be designated as follows:

          SUITE "B"      $3,848.00
          SUITE "K"         160.68
          SUITE "E"         884.00
          SUITE "C"       1,542.53
          SUITE "H-II"      685.57
          SUITE "F"       1,612.00
          SUITE "D"         449.86
          SUITE "V"         674.73
          SUITE "II-G"      664.63
          SUITE "J"         350.00
                         ---------

               TOTAL = $10,872.00 (Does not include Suite "O" warehouse
                                  space at $2,400.00)

All other terms and conditions of said Lease shall remain the same.

Dated this 25th day of October, 1999.


CAL-SORRENTO, LTD.                      ASTROTERRA CORPORATION


BY: /s/ [Signature Illegible]           BY:  /s/ ERIC KOREVAAR
   -----------------------------            ----------------------------

DATE:  10/25/99                         DATE:  10/28/99
     ---------------------------             ---------------------------

              ELEVENTH MODIFICATION OF LEASE DATED APRIL 19, 1995
                                 BY AND BETWEEN
                         CAL-SORRENTO, LTD., AS LESSOR
                                      AND
                       ASTROTERRA CORPORATION, AS LESSEE


Said Lease is hereby modified as follows:


1. Effective May 31, 2000, the following office suites shall be deleted from the Leased premises:

     SUITE "F"      2,750 sq.ft.   @$1,612.00/mo.
     SUITE "E"      1,100 sq.ft.   @$  884.00/mo.
     SUITE "V"      1,221 sq.ft.   @$  674.73/mo.
     SUITE "H-II"   1,048 sq.ft.   @$  685.57/mo.
                    ------------   --------------
                    6,119 sq.ft.   @$3,856.30/mo.

2. Commencing June 1, 2000, and continuing monthly throughout the Lease Term the monthly rent shall be $7,015.70 (not including $2,400.00 per month for Suite "O" warehouse).

3. Commencing June 1, 2000, Lessor shall be responsible for Suite "B and F" S.D.G. & E. billings.

All other terms and conditions of said Lease shall remain the same.

Dated this 29th day of May, 2000.

CAL-SORRENTO, LTD.                      ASTROTERRA CORPORATION


BY: /s/ [Signature Illegible]           BY:  /s/ ERIC KOREVAAR
   -----------------------------           -----------------------------

DATE:   5/30/00                         DATE:   6/9/00
     ---------------------------             ---------------------------